Exhibit 10.3

RESTRICTED STOCK UNIT AGREEMENT

RenaissanceRe Holdings Ltd. (the “Company”), pursuant to its 2016 Restricted Stock Unit Plan, as amended (the “Plan”), hereby grants to the Participant the number of Restricted Stock Units set forth in the Notice of Grant of Award delivered herewith (the “Grant Notice”), which is incorporated herein and forms a part hereof (collectively, this “Agreement”). The Restricted Stock Units are subject to all of the terms and conditions as set forth in this Agreement, as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

Vesting Schedule:	Subject to the Participant’s continued employment with the Company or any of its Affiliates through each applicable vesting date, the Restricted Stock Units granted hereby shall vest pursuant to the schedule set forth in the Grant Notice.

Notwithstanding the immediately preceding sentence, if the Participant remains employed through the later of (1) the first date on which the sum of the Participant’s age and years of service (in each case measured on a daily basis) with the Company or any of its Affiliates, in the aggregate, equals sixty-five (65) and (2) the date on which the Participant has first completed five (5) years of service with the Company or any of its Affiliates, in the aggregate (the later of such dates, the “Retirement Eligibility Date”), then on the Retirement Eligibility Date, subject to the Participant’s continued compliance with any confidentiality, non-competition, non-interference, and similar restrictive covenants to which the Participant is then or thereafter shall become subject, all Restricted Stock Units granted herein that have been held for at least one (1) year shall immediately fully vest. In the event of the Participant’s Termination by reason of the Participant’s death or Disability (as defined below), all Restricted Stock Units granted herein that have not vested as of the date of such Termination shall become immediately fully vested. For purposes of this Agreement, the term “Disability” means, in the absence of any Participant Agreement between the Participant and the Service Provider otherwise defining Disability, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code. In the event there is a Participant Agreement between the Participant and the Service Recipient defining Disability, “Disability” shall have the meaning provided in such agreement.

Acceleration of Vesting:	Notwithstanding the foregoing, the vesting of the Restricted Stock Units granted hereby shall be accelerated upon (i) the Participant’s involuntary Termination as a result of a Change in Control in connection with which the Restricted Stock Units are assumed or substituted, as provided in Section 5(b) of the Plan, or (ii) the consummation of a Change in Control in connection with which the Restricted Stock Units are not assumed or substituted.

Dividend Equivalents:	If, during the time any Restricted Stock Unit granted hereunder remains outstanding, a cash dividend is declared and paid by the Company in respect of the Stock, then for each outstanding Restricted Stock Unit granted hereunder that is then held by the Participant, the Participant shall be entitled to receive immediately upon the payment of such dividend by the Company a cash amount equal to the dividend so paid by the Company upon one share of Stock.

Additional Terms:	The Company shall have the right to deduct from any payment to the Participant pursuant to this Agreement any federal, state or local income or other taxes required to be withheld in respect thereof in accordance with Section 4(c) of the Plan.

This Agreement does not confer upon the Participant any right to continue as an employee.

This Agreement shall be construed and interpreted in accordance with the laws of Bermuda, without regard to the principles of conflicts of law thereof.

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[Signature page to follow.]

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS AGREEMENT AND THE PLAN AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS AGREEMENT AND THE PLAN.

RENAISSANCERE HOLDINGS LTD.	PARTICIPANT

By:

Signature	Signature

Name:	Date:

Title:

Date:

[Signature Page to Restricted Stock Unit Agreement]